Epic Bancorp
851 Irwin Street
San Rafael, CA 94901
(415) 526-6400
For Immediate Release
October 25, 2005

	Contact:	Kit M. Cole
Chairman/CEO
415-526-6400

Epic Bancorp Announces Record Third Quarter Earnings

San Rafael, CA, October 25, 2005--Epic Bancorp (“the Company”) (NASDAQ:EPIK), the holding company for Tamalpais Bank and Epic Wealth Management, today reported continued record levels of earnings, loans, and deposits.  Net income for the quarter ended September 30, 2005 was $1,096,000, or $0.30 per share, an increase of 15.4% from $0.26 in the comparable period last year.  Fully diluted earnings were $0.29 per share, compared with $0.26 per share for the same quarter ended in 2004.

Net income for the nine months ended September 30, 2005 of $3,156,000 represented an increase of $753,000 or 31.3% over net income of $2,403,000 in the comparable period last year.  Year-to-date basic earnings per share of $0.86 increased 26.5% from $0.68 in the comparable period last year.  Fully diluted earnings per share were $0.83, an increase of 25.8% from $0.66 in the comparable period of 2004.

The total assets of the Company increased to an all time high of $453.7 million as of September 30, 2005, up $28.1 million (6.6%) from $425.6 million as of December 31, 2004 and up $1.3 million (.31%) from June 30, 2005.

For the three and nine months ended September 30, 2005:

•	loans increased by $4.5 million (1.2%) and $55.0 million (16.7%), respectively, to $384.2 million,
•	deposits increased by $8.0 million (2.7%) and $30.0 million (10.9%), respectively, to $304.5 million,
•	investment securities decreased by $5.3 million (10.0%) and $15.4 million (24.4%), respectively, to $47.5 million as proceeds were reinvested in higher yielding loans; and,
•	stockholders’ equity increased by $1.0 million (3.8%) and $2.9 million (12.4%), respectively, to $26.0 million.

Throughout the first three quarters of 2005 the Company has continued its strategic plan to re-deploy assets from investments to loans as a means of increasing net interest income and to grow retail deposits and reduce wholesale funding sources.  Loan volume was affected by a change in mix including an increase in business lines of credit and by a data processing conversion during the period.

Epic Bancorp
Press Release
October 25, 2005

The Company’s net interest income before its provision for loan losses was $4,358,000 in the third quarter, a 19.1% increase compared to the same period in 2004.  The Company’s net interest income before its provision for loan losses for the nine months ended September 30, 2005 was $12,716,000, a 23.8% increase compared to the same period in 2004.  The increases in net interest income are primarily attributable to both an increased earning asset base and a widening net interest margin.

Non-interest income for the quarter ended September 30, 2005 was $306,000, or $45,000 (17.2%) higher than the same period in 2004.  Non-interest income for the year-to-date of $1,073,000 was $584,000 (119%) higher than the same period in 2004.

Non-interest expenses for the quarter ended September 30, 2005 were $2,888,000, an increase of $672,000 or 30.3% over the same period in 2004.  For the year-to-date, total operating expenses were $8,036,000, an increase of $1,798,000 or 28.9% over the same period in 2004.  The Company has invested significant resources in three relatively new retail branches, enhanced information technology, commenced operations of Epic Wealth Management, effected a data processing conversion and made other infrastructure investments to position the Company for anticipated future growth.

As previously disclosed, the Company incurred two relatively large expenses in the third quarter:

•	A $113,000 expense was recorded for the amortization of costs associated with the establishment of Epic Wealth Management.
•	A $110,000 expense was recorded related to a data processing conversion in the third quarter.

The Company’s efficiency ratio was 61.9% for the quarter ended September 30, 2005, as compared with 56.6% for the same period in 2004.  For the year-to-date, the efficiency ratio was 58.3% as compared to 58.0% during the same period in 2004.

“We are very pleased to have produced a return on equity of 16.98% in a quarter in which we incurred significant infrastructure costs,” commented Kit M. Cole, Chairman and Chief Executive of Epic Bancorp.  “Our net interest margin widened during the quarter, a significant accomplishment in an increasing interest rate environment.  Our branch network continued to expand as we opened our sixth branch in Corte Madera and announced the location of our seventh branch in Tiburon and our credit quality remains exceptional.”

About Epic Bancorp
Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the holding company of Tamalpais Bank, which operates six full-service banks in Marin County, and Epic Wealth Management.  The Company had $454 million in assets and $305 million in deposits as of September 30, 2005.  Shares of the Company’s common stock are traded on the NASDAQ Capital Market under the symbol EPIK.  For additional information, please contact Kit Cole at (415) 526-6400.

Epic Bancorp
Press Release
October 25, 2005

About Tamalpais Bank in the Community
From its inception in 1991, Tamalpais Bank (www.tambank.com) has made its commitment to the Marin County community a priority, establishing and continuing to underwrite the annual Heart of Marin program, recognizing outstanding contributions to the Marin non-profit community through its Community Outreach Program.  For additional information, please contact Mark Garwood at (415) 454-1212.

About Epic Wealth Management
Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management and Epic Bancorp are located at 851 Irwin Street in San Rafael.   For additional information about Epic Wealth Management, contact Jeff Roush at (415) 526-4300.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7)other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
October 25, 2005

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2005	December 31, 2004	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$7,672,113	$5,295,051	$2,377,062	44.9%
Federal funds sold	725,776	16,435,481	(15,709,705)	-95.6%
Investment in Money Market Fund	20	20	—	0.0%

Total Cash and Cash Equivalents	8,397,909	21,730,552	(13,332,643)	-61.4%
Interest-bearing time deposits in other financial institutions	932,111	999,646	(67,535)	-6.8%
Investment securities
Available-for-sale	16,754,525	22,039,802	(5,285,277)	-24.0%
Held-to-maturity, at cost	30,783,287	40,851,486	(10,068,199)	-24.6%
Federal Home Loan Bank restricted stock, at cost	6,635,000	6,933,500	(298,500)	-4.3%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	384,209,354	329,251,030	54,958,324	16.7%
Less: Allowance for loan losses	(4,205,000)	(3,600,433)	(604,567)	16.8%

	380,004,354	325,650,597	54,353,757	16.7%
Bank premises and equipment, net	4,057,581	2,705,252	1,352,329	50.0%
Accrued interest receivable	2,486,016	1,996,677	489,339	24.5%
Other assets	3,644,480	2,652,159	992,321	37.4%

Total Assets	$453,745,263	$425,609,671	$28,135,592	6.6%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$17,418,700	$13,029,710	$4,388,990	33.7%
Interest-bearing checking deposits	7,364,908	7,773,492	(408,584)	-5.3%
Money market and saving deposits	123,458,241	123,001,493	456,748	0.4%
Certificates of deposit greater than or equal to $100,000	92,580,881	60,544,446	32,036,435	52.9%
Certificates of deposit less than $100,000	63,707,876	70,270,833	(6,562,957)	-9.3%

Total Deposits	304,530,606	274,619,974	29,910,632	10.9%
Federal Home Loan Bank Advances	110,711,684	115,780,636	(5,068,952)	-4.4%
Junior Subordinated Debentures	10,310,000	10,310,000	—	0.0%
Accrued interest payable and other liabilities	2,153,049	1,724,383	428,666	24.9%

Total Liabilities	427,705,339	402,434,993	25,270,346	6.3%

Commitment and Contingencies	—	—	—	0.0%
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,674,273 and 3,665,702 shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively	10,196,490	10,159,239	37,251	0.4%
Retained earnings	16,070,376	13,244,716	2,825,660	21.3%
Accumulated other comprehensive income/loss	(226,942)	(229,277)	2,335	-1.0%

Total Stockholders’ Equity	26,039,924	23,174,678	2,865,246	12.4%

Total Liabilities and Stockholders’ Equity	$453,745,263	$425,609,671	$28,135,592	6.6%

Epic Bancorp
Press Release
October 25, 2005

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended September 30, 2005 and 2004

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$6,890,005	$4,908,830	$19,294,436	$13,906,039
Interest on investment securities	422,048	697,653	1,406,740	1,489,550
Interest on Federal funds sold	21,953	8,735	58,197	49,004
Interest on other investments	74,354	97,533	212,690	197,203
Interest on deposits in other financial institutions	10,819	8,257	31,929	66,765

Total Interest Income	7,419,179	5,721,008	21,003,992	15,708,561

Interest Expense
Interest expense on deposits	2,095,641	1,157,580	5,304,869	3,147,386
Interest expense on borrowed funds	772,729	765,578	2,445,013	1,891,421
Interest expense on Junior Subordinated Debentures	193,003	140,341	537,920	396,879

Total Interest Expense	3,061,373	2,063,499	8,287,802	5,435,686

Net Interest Income Before Provision for Loan Losses	4,357,806	3,657,509	12,716,190	10,272,875
Provision for Loan Losses	46,000	53,417	604,567	632,117

Net Interest Income After Provision for Loan Losses	4,311,806	3,604,092	12,111,623	9,640,758

Noninterest Income
Gain on sale of loans, net	121,095	156,207	362,708	156,207
Loss on sale of securities, net	—	(10,630)	—	(36,972)
Loan servicing	1,828	29,176	39,290	125,941
Other income	182,882	86,637	670,798	244,161

Total Noninterest Income	305,805	261,390	1,072,796	489,337

Noninterest Expenses
Salaries and benefits	1,663,103	1,239,633	4,467,868	3,509,010
Occupancy	236,910	278,209	847,882	708,122
Advertising	121,500	113,218	291,387	243,278
Professional	180,344	57,063	393,609	357,253
Data processing	226,633	77,428	494,252	180,386
Equipment and depreciation	210,723	52,639	382,509	209,179
Other administrative	248,859	398,112	1,158,225	1,030,929

Total Noninterest Expense	2,888,072	2,216,302	8,035,732	6,238,157

Income Before Income Taxes	1,729,539	1,649,180	5,148,687	3,891,938
Provision for Income Taxes	633,300	683,000	1,992,300	1,489,408

Net Income	$1,096,239	$966,180	$3,156,387	$2,402,530

Earnings Per Share
Basic	$0.30	$0.26	$0.86	$0.68

Diluted	$0.29	$0.26	$0.83	$0.66

Epic Bancorp
Press Release
October 25, 2005

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended September 30,		At or For the Nine Months Ended September 30,

	2005	2004	2005	2004

Profitability Ratios:
Return on average assets	0.96%	0.95%	0.94%	0.86%
Return on average equity	16.98%	17.78%	16.99%	16.00%
Net Interest Margin	3.93%	3.65%	3.89%	3.77%
Efficiency ratio	61.9%	56.6%	58.3%	58.0%
Other Information:
Average total assets	$455,013	$405,772	$446,677	$372,950
Average interest earning assets	$444,560	$397,640	$436,981	$364,172
Average equity	$25,827	$21,735	$24,772	$20,026
Average Basic Shares Outstanding	3,673,869	3,648,682	3,672,783	3,540,531
Average Diluted Shares Outstanding	3,817,166	3,733,369	3,782,636	3,623,268
Basic earnings per share	$0.30	$0.26	$0.86	$0.68
Diluted earnings per share	$0.29	$0.26	$0.83	$0.66

	At September 30, 2005	At December 31, 2004

Share Information:
Book value per share	$7.09	$6.32
Shares outstanding	3,674,273	3,665,702
Asset Quality Information:
Non-performing loans	$257	$393
Other real estate owned	—	—
Allowance for loan losses	$4,205	$3,600
Non-performing loans / total loans	0.07%	0.12%
Non-performing assets / total assets	0.06%	0.09%
Allowance for loan losses / loans outstanding	1.09%	1.09%
Allowance for loan losses / non-accrual loans	1635.48%	916.03%
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	7.73%	7.79%
Tier 1 risk based capital ratio	9.07%	10.09%
Total risk based capital ratio	10.38%	11.18%

Epic Bancorp
Press Release
October 25, 2005

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	9/30/05			9/30/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$50,827	$422	3.29%	$81,654	$698	3.40%
Other investments	6,540	74	4.49%	6,833	98	5.71%
Interest bearing deposits in other financial institutions	938	11	4.65%	1,080	8	2.95%
Federal funds sold	2,562	22	3.41%	2,548	9	1.41%
Loans (2)	383,693	6,890	7.12%	305,525	4,908	6.39%

Total Interest Earning Assets	444,560	7,419	6.62%	397,640	5,721	5.79%
Allowance for loan losses	(4,206)			(3,333)
Cash and due from banks	5,724			4,681
Net premises, furniture and equipment	3,739			2,583
Other assets	5,196			4,201

Total Assets	$455,013			$405,772

Liabilities and Shareholders’ Equity
Interest bearing checking	7,051	11	0.63%	$6,478	11	0.68%
Savings deposits (3)	136,732	887	2.57%	92,544	361	1.57%
Time deposits	143,048	1,198	3.32%	134,677	785	2.34%
Other borrowings	111,542	772	2.75%	126,084	766	2.44%
Junior Subordinated Debentures	10,310	193	7.43%	10,310	140	5.46%

Total Interest Bearing Liabilities	408,683	3,061	2.97%	370,093	2,063	2.21%
Noninterest deposits	17,886			11,385
Other liabilities	2,617			2,559

Total Liabilities	429,186			384,037
Shareholders’ Equity	25,827			21,735

Total Liabilities and Shareholders’ Equity	$455,013			$405,772

Net interest income		$4,358			$3,658

Net interest spread (4)			3.65%			3.58%
Net interest margin (5)			3.93%			3.65%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press Release
October 25, 2005

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Nine Months Ended

	9/30/05			9/30/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$55,828	$1,407	3.37%	$62,596	$1,490	3.18%
Other investments	6,519	213	4.37%	6,674	197	3.94%
Interest bearing deposits in other financial institutions	936	32	4.57%	4,324	67	2.07%
Federal funds sold	2,674	58	2.90%	6,441	49	1.02%
Loans (2)	371,024	19,294	6.95%	284,137	13,905	6.54%

Total Interest Earning Assets	436,981	21,004	6.43%	364,172	15,708	5.76%
Allowance for loan losses	(4,017)			(3,078)
Cash and due from banks	5,623			4,618
Net premises, furniture and equipment	3,198			2,183
Other assets	4,892			5,055

Total Assets	$446,677			$372,950

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,531	37	0.66%	$6,130	30	0.65%
Savings deposits (3)	127,622	2,211	2.32%	90,145	990	1.47%
Time deposits	137,459	3,057	2.97%	121,312	2,127	2.34%
Other borrowings	120,720	2,445	2.71%	107,442	1,891	2.35%
Junior Subordinated Debentures	10,310	538	6.98%	10,310	397	5.14%

Total Interest Bearing Liabilities	403,642	8,288	2.47%	335,339	5,435	2.16%
Noninterest deposits	15,610			11,284
Other liabilities	2,653			6,301

Total Liabilities	421,905			352,924
Shareholders’ Equity	24,772			20,026

Total Liabilities and Shareholders’ Equity	$446,677			$372,950

Net interest income		$12,716			$10,273

Net interest spread (4)			3.95%			3.60%
Net interest margin (5)			3.89%			3.77%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.